May 14, 2015

PIA High Yield Fund
(the “Fund”)

Institutional Class (PHYSX)
(formerly, Investor Class)

The Fund is a series of Advisors Series Trust

Supplement to the Prospectus dated March 30, 2015

Effective immediately, the following modification is made to the first bullet point in the “Automatic Investment Plan” section beginning on page 20 of the Fund’s Prospectus (changes are in bold face type and underlined):

Automatic Investment Plan

The Fund offers an automatic investment plan (“AIP”) allowing shareholders to make purchases on a regular and convenient basis.

•	Automatic purchases of Fund shares can be made for as little as $100~~$1,000,000~~ per purchase.

•	You may elect to have your automatic purchase made on any day of the month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

•	The Fund does not currently charge a fee for an AIP, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.

•	If you redeem an account with an AIP to a zero balance, the AIP will be discontinued.

•	In order to participate in the AIP your bank must be a member of the ACH network.

•	Any change or termination of the AIP should be provided to the Transfer Agent at least five business days prior to the next automatic investment date.

Please retain this Supplement with your Prospectus for future reference.
This Supplement is dated May 14, 2015.